DHI Group, Inc. Retains Evercore as Financial Advisor for Previously Announced Review of Strategic Alternatives
New York, New York, November 22, 2016 - DHI Group, Inc. (NYSE: DHX) (“DHI” or the “Company”), a leading provider of data, insights, and employment connections for select professional communities, today announced that the Company, with support of the Board of Directors, has retained Evercore as its financial advisor to explore strategic alternatives to ensure the Company’s ownership structure optimizes the Company’s ability to achieve its growth initiatives through its strategic plan and to maximize shareholder value. DHI previously announced its intention to explore strategic alternatives on November 1, 2016 in conjunction with the Company’s third quarter financial results.
“We have worked with Jonathan Knee and the team at Evercore for over a decade and are pleased to continue that association,” said Michael Durney, President and Chief Executive Officer of DHI Group, Inc. “Importantly, we remain enthusiastic about the Company’s prospects and ability to enhance shareholder value under our new tech-focused strategy, regardless of the outcome of a strategic alternatives process.”
Retaining an advisor is an important step in the strategic alternatives process, but there can be no assurance it will result in a transaction.

Investor Contact
Brendan Metrano
VP, Investor Relations
DHI Group, Inc.
212-448-4181
ir@dhigroupinc.com

Media Contact
Rachel Ceccarelli
Director, Corporate Communications
DHI Group, Inc.
212-448-8288
media@dhigroupinc.com

About DHI Group, Inc.
DHI Group, Inc. (NYSE: DHX) is a leading provider of data, insights and employment connections through our specialized services for professional communities including technology and security clearance, financial services, energy, healthcare and hospitality. Our mission is to empower professionals and organizations to compete and win through expert insights and relevant employment connections. Employers and recruiters use our websites and services to source and hire the most qualified professionals in select and highly-skilled occupations, while professionals use our websites and services to find the best employment opportunities in and the most timely news and information about their respective areas of expertise. For over 25 years, we have built our company on providing employers and recruiters with efficient access to high-quality, unique professional communities, and offering the professionals in those communities access to highly-relevant career opportunities, news, tools and information. Today, we serve multiple markets located throughout North America, Europe, the Middle East and the Asia Pacific region.
Forward-Looking Statements
This press release and oral statements made from time to time by our representatives contain forward-looking statements. You should not place undue reliance on these statements because they are subject to numerous uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Forward-looking statements include information without limitation concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “may,” “will,” “should,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions. These statements are based on assumptions that we have made in light of our experience in the industry as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances. Although we believe that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. These factors include, but are not limited to, competition from existing and future competitors in the highly competitive market in which we operate, failure to adapt our business model to keep pace with rapid changes in the recruiting and career services business, failure to maintain and develop our reputation and brand recognition, failure to increase or maintain the number of customers who purchase recruitment packages, cyclicality or downturns in the economy or industries we serve, the uncertainty surrounding the United Kingdom’s future departure from the European Union, including uncertainty in respect of the regulation of data protection and data privacy, failure to attract qualified professionals to our websites or grow the number of qualified professionals who use our websites, failure to successfully identify or integrate acquisitions, U.S. and foreign government regulation of the Internet and taxation, our ability to borrow funds under our revolving credit facility or refinance our indebtedness and restrictions on our current and future operations under such indebtedness. These factors and others are discussed in more detail in the Company’s filings with the Securities and Exchange Commission, all of which are available on the Investors page of our website at www.dhigroupinc.com, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, under the headings “Risk Factors,” “Forward-Looking Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”
You should keep in mind that any forward-looking statement made by the Company or its representatives herein, or elsewhere, speaks only as of the date on which it is made. New risks and uncertainties come up from time to time, and it is impossible to predict these events or how they may affect us. We have no obligation to update any forward-looking statements after the date hereof, except as required by applicable law.